Derivative Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2024
Derivative Financial Instruments
Schedule of fair value of Group's derivative financial (liabilities)/assets

Derivatives’ Fair values	2024	2023
FXSs	(62,500)	207,488
FFAs	—	21,885
Total	(62,500)	229,373

Schedule of effect on the consolidated statements of profit or loss and other comprehensive income

Effect on the Consolidated Statements of Profit or Loss and Other Comprehensive Income

For the year ended December 31,	2024	2023	2022
Unrealized (loss)/ gain, net on derivatives	(291,873)	229,373	45,960
Total unrealized (loss)/ gain, net on derivatives	(291,873)	229,373	45,960

For the year ended December 31,	2024	2023	2022
Realized (loss)/ gain, net on derivatives	(1,264,750)	300,262	2,161,927
Realized gain, net on interest rate swaps	—	—	9,274,554
Total realized (loss)/ gain, net on derivatives	(1,264,750)	300,262	11,436,481